SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  July 1, 1996



                          NATIONAL RE CORPORATION
              (Exact name of registrant as specified in charter)



State of Delaware                1-10961                     75-2300920
(State  or  other                (Commission                 (IRS Employer
jurisdiction  of                 File Number)                Identification No.)
incorporation)



777 Long Ridge Road, Stamford, CT                  06904-2167
     (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code: (203) 329-7700



                                 Not Applicable
        (Former name or former address, if changed since last report)



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                                                                              2
Item 5.     Other Events.

On July 1, 1996, National Re Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger
Agreement") with General Re Corporation, a Delaware corporation ("Gen Re"), and N Acquisition Corporation, a Delaware corporation ("Sub"), pursuant to which the Company will merge with and into Sub (the "Merger"). As a result of the Merger, the outstanding shares of the Company's common stock, no par value ("Company Common Stock"), will be converted into the right to receive, at each stockholder's election, (a) $53 per share in Gen Re common stock; provided that Gen Re shall not issue more than 0.39259 nor less than 0.32121 shares of Gen Re common stock per share of Company Common Stock or (b) $53 per share in cash. The Merger is conditioned upon, among other things, approval by holders of a majority of the Company Common Stock and upon receipt of certain regulatory and governmental approvals. The Merger Agreement is attached as
Exhibit 2 hereto and is incorporated herein by reference.

In addition, pursuant to certain stockholders agreements dated as of July 1, 1996 between certain stockholders of the Company, who collectively own 22% of the outstanding Company Common Stock (the "Major Stockholders"), and Gen Re, the Major Stockholders have agreed to vote their shares of Company Common Stock in favor of the Merger.

A copy of the Press Release issued by the Company relating to the Merger Agreement is attached as Exhibit 99 and is incorporated herein by reference.

Item  7.          Financial  Statements,  Pro Forma Financial Information and
                  Exhibits.

(c)          Exhibits:


    Exhibit Number
(Referenced to Item 601
  of Regulation S-K)                   Description of Exhibit


2 Agreement and Plan of Merger dated as of July 1, 1996 between National Re Corporation and General Re Corporation.

99               Press Release dated July 1, 1996


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                                                                           3
                                     Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 8, 1996

                    NATIONAL RE CORPORATION


                    By:/s/ Mary Ellen Burns
                       -------------------------
                       Name:  Mary Ellen Burns
                       Title: Senior Vice President
                              and General Counsel



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                                                                           4
                                EXHIBIT INDEX



Exhibit  number
(Referenced to                        Page Number in Rule 0-3(b)
Item 601 of                           sequential numbering system
Regulation S-K)                       where Exhibit can be found

                             Description of Exhibit


2 Agreement and Plan of Merger dated as of July 1, 1996 between National Re Corporation and General Re Corporation.


99                Press Release dated July 1, 1996